Text of Preliminary filing to SEC April 2009


Lindner Peter  PRE 14A  American Express Co  On 3/27/2009
Filed On 3/27/2009 8am ET    SEC File 1-
07657    Accession Number 1394849-9-11
  As Of     Filer    Filing   As/For/On Docs:Pgs
Issuer

 3/27/2009  Lindner Peter     PREC14A    1:10   American Express Co

Preliminary Proxy Solicitation Material -- Contested
Solicitation   *   Schedule 14A
Filing Table of Contents
Document/Exhibit     Description    Pages   Size

 1: PREC14A   Peter Lindner 1st Draft of Proxy     10    38K

PREC14A 1 draftproxy.htm FIRST DRAFT OF NON-MANAGEMENT PROXY
SCHEDULE 14A INFORMATION
(Rule 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant [  ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:

[X]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-12

AMERICAN EXPRESS COMPANY

(Name of Registrant as Specified In Its Charter)
PETER LINDNER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[   ] Fee computed on the table below per Exchange Act Rule 14a-
6(i)(1)and 0-11.
  (1) Title of each class of securities to which transaction applies:
  (2) Aggregate number of securities to which transaction applies:
  (3) Per unit price or other underlying value of transaction computed
pursuant
    To Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  (4) Proposed maximum aggregate value of transaction:
  (5) Total fee paid:
[   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by
Exchange Act Rule
     0- 11(a)(2) and identify the filing for which the offsetting fee
was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:
(2)   Form, Schedule or Registration Statement No.:
(3)   Filing Party:
(4)
Date Filed:

PRELIMINARY COPY, SUBJECT TO COMPLETION
DATED MARCH 27, 2009
PROXY STATEMENT OF
PETER LINDNER
IN CONNECTION WITH THE
2009 ANNUAL MEETING OF STOCKHOLDERS
OF
AMERICAN EXPRESS COMPANY


INTRODUCTION

  This Proxy Statement (the "Proxy Statement") and the accompanying form of Proxy are being furnished by Peter Lindner ("Mr. Lindner")
to the     stockholders   (the "Stockholders") of American Express
Company (the  "Company" or "Amex") in     connection with his
solicitation of proxies to be voted at the   Company's 2009
Annual Meeting of Stockholders (the "Annual Meeting").  The Company
has     announced that the Annual Meeting will be held on Monday,
April 27,   2009, at     10:00 a.m. Eastern Time local time at:

American Express Company
200 Vesey Street, 26th floor
New York, New York 10285

This Proxy Statement and form of Proxy are being mailed to Stockholders on or about April 10, 2009.

 Mr. Lindner is soliciting proxies from fellow Stockholders and fellow former Employees to elect Mr. Lindner to the Board of
Directors of the     Company (the "Board") at the Annual Meeting.
Mr. Lindner is asking    Stockholders to enact a Shareholder
Proposal (the "Proposal") on    revising  Amex's Code of Conduct
(the "Code").    Sometimes (and I have   been  wrong   about this
in the past), there is a new wave sweeping   across the  country
for     a revision of ethics.  I wish Amex to lead   the country in
having a  good code     of conduct, rather than have   incidents
occur periodically that cause  pain,     embarrassment, and
social/financial disorder - which has happened in  the US
Congress and   in companies such as Enron.

Please note that Amex told the SEC that this proposal is "ordinary business" and thus should not be voted on by the Shareholders.
This   is quite untrue, since it is a rarity for any body
(government or   corporation) to ask for the Truth and give a
blanket amnesty for   telling it.  And then firing those who do not
tell the truth.



WHY YOU SHOULD ADD LINDNER TO THE BOARD OF DIRECTORS

*
In Mr. Lindner's opinion, the current Code is beautiful to look at,
but   not    worth much in operational terms. Mr. Lindner believes
there is no    stronger     message that can be sent to The
Company's Board and   management this  year   than dual approval of
a shareholder resolution to   fix the Code and to  install    Mr.
Lindner to ensure that this task is   done.

WHY YOU SHOULD VOTE FOR THE LINDNER SHAREHOLDER ETHICS PROPOSAL
*
Sometimes transparency in words and deeds can have unexpected morale and financial benefits. Your clear message in this election will directly assist Mr. Lindner in convincing the directors that a change in the Code is long overdue. Mr. Lindner believes this will be the shortest path to the restoration of shareholder value and the realization of The Company's promise of ethical behavior. Amex trusts its customers to give their word and stand by it, and billions of dollars are made on that premise. It would be hypocrisy at best for Amex to give its word, yet not carry it out.

*
Mr. Lindner has first hand knowledge of The Company's technology and of its operations and its culture. Mr. Lindner has spent nine years working at American Express, Travel Related Services (TRS), and Amex Bank. His resume (and much more detail) are on the website:

www.AmexTruth.com

(It stands for Amex Truth commission - the shareholder proposal to
investigate   whether Amex has a few or has many incidents of where
the  Amex Code of  Conduct   has been violated.)

Mr. Lindner has handled mailings, reviewed credit histories of the millions of cardmembers, and potential c/m's, as well as work with mathematical modeling, risk management, securitization of our
portfolio, modernization   of the Banking system, and has even
helped (with his manager/director) save a key product line by showing its viability/profitability.

*

*

THIS SOLICITATION IS BEING MADE BY
MR. LINDNER
AND NOT ON BEHALF OF THE BOARD

Mr. Lindner is a former Senior Manager of the Company.   He is an
experienced computer programmer, modeler, database marking specialist - and is literate.


PLEASE DISREGARD ANY PROXY CARD YOU RECEIVE FROM
THE COMPANY.
MR. LINDNER ENCOURAGES YOU TO RETURN ONLY THE ENCLOSED
[Tan? COLOR??] PROXY CARD.

RECOMMENDATIONS IF LINDNER IS ELECTED
If elected, Mr. Lindner plans to make the following recommendations
to the   Board, which Mr. Lindner believes are in the best
interests of the Company   and its Stockholders:
*
Work closely with the various stakeholders at Amex - the shareholders, the employees, the customers and the vendors - to get reasonable solutions to the ethical demands in a modern business. Ethics is the fancy way of saying doing right when personal gains may say to choose a different path. Lies, pandering, obfuscation, hypocrisy - why these are the very things that the Securities and Exchange Acts sought to get rid of in the 1930's, and from those beginnings, a strong NY Stock Exchange was created, to the envy of the world. We can make money and not lose our morality or ethics. I am actually saying that perhaps we will make more money with ethical conduct than by not having ethics.

*
Thoroughly investigate all instances of ethical quandaries faced by
Amex    over the last fifteen years.  Some people say there is
nothing to be   done, but I say that others have faced greater
problems than dealing with  the  ethics of    an already  pretty
good company.  Getting rid of  slavery for one  (okay, that     was
150 years ago), resolving death squads and apartheid by having Truth Commissions, handling sexual improprieties in the US
Congress,  balancing the     rights of poor and  wealthy citizens.
Let us go the extra distance and  make    American  Express's Code
of Conduct a document to be proud of, which  reflects      the
honest aspirations of its best employees, its worthy management
and     directors, and of course its shareholders who care for
these concerns   and  more.  I ask for your vote for Director in
Amex's Board and for the   Shareholder Proposal to revise the Code
of Conduct in the coming year  in  an    open and honest fashion,
using the best minds  of not just Amex's   constituents, but also
of scholars, academics, business leaders and   politicians.  This
will be a Code of Conduct that can work in the  21st  century.  No
more will the powerful Amex fight just people who  are     racist
and who do not pay their bills, but also chide and penalize  those
who     break the  honest standards set by the Company.  This will
not be  like  Enron,     where Ken Lay  allowed a transgression by
a "top  performer," thus  abandoning     his supposed  ethics.  The
film "Enron:  The Smartest Guys in the  Room[2005]"     details how
this path led to Enron's ruin, and that of its hardworking employees, the community, and many hapless investors.


EVEN AFTER YOU HAVE SUBMITTED YOUR PROXY, YOU MAY CHANGE YOUR VOTE
AT   ANY  TIME   BEFORE THE MEETING BY SENDING A DULY EXECUTED
PROXY WITH A   LATER DATE TO
_____________________ AT THE ADDRESS ON THE BACK COVER.
NOMINEE FOR DIRECTOR GENERAL
 The by-laws of the Company provide that the exact number of directors shall be fixed by resolution of the Board. According to
public  information,     the  Board currently consists of ten
members having one-year terms.

THE LINDNER NOMINEE

  The information below concerning age and principal occupation has Been furnished by Peter Lindner

NAME     AGE     PRINCIPAL OCCUPATION
Peter Lindner   59     Computer Programmer

Mr. Lindner is currently an employee of Time Warner Cable Company in NYC, and has been at TWC since 2007. (This month, March 2009, TWC became a separate company from Time Warner.) He programs in SAS (a statistical language used among many companies, including American Express and IBM), and Excel, among other computer languages. Mr. Lindner has been a professional computer person for over 35 years, a SAS programmer for 25 years, and an Excel programmer/user for 15 years.

In between 2003 and 2007, Mr. Lindner worked as an independent consultant, after being laid off from IBM in 2003. In the past fifteen years, Mr. Lindner's specialty has been statistical programming, risk management, direct mail, and systems analysis.

Mr. Lindner joined The Company (American Express) in 1990, worked
in   American  Express Travel Related Services, then American
Express Bank   Headquarters in NYC,  and then back to TRS for Risk
Management. Mr. Lindner helped with various models, including working with his manager to create Amex's first Bankruptcy Model, which became operational even at its early stages, and was later productionized with a team of consultants into its current form.
Mr.    Lindner used Continuous  Process Improvement (CPI) to build
a small  reporting     system into a  quickly responsive
production system of 90+ measures of   credit card  performance -
this latter lead to saving the Optima card  which     was  to have
been killed by conventional average losses.  The reporting
system showed that the losses were less each year, and were now
positive    with its learning curve (a slight reference to this was
made in Amex's    Annual Report).

Mr. Lindner has two degrees from the Massachusetts Institute of
Technology (MIT), both undergraduate and from their business
school,  with a    concentration in both finance and management
information systems.

Peter Lindner

DATE OF
TRANSACTION    AMOUNT OF COMMON SHARES     PURCHASED (P) / SOLD (S)
1990-1998   800* (P)

*approximately

PETER LINDNER RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE
PETER LINDNER LISTED BELOW AND
IN FAVOR OF THE ETHICS PROPOSAL AND
NOT RETURN THE COMPANY'S PROXY CARD TO THE COMPANY AND
NOT VOTE IN FAVOR OF THE NOMINEES OF THE COMPANY.

QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE ENCLOSED [COLOR??]
PROXY
CARD SHOULD BE DIRECTED TO:
_______________________
________________________,
______________________
CALL
1-212-979-9647
____________

VOTING
  Based on public information, the Board has fixed the close of business on Febuary 27, 2009 as the record date for the
determination of the      Stockholders entitled to notice of and to
vote at the Annual Meeting.    Based     the latest available
public information, there were  approximately  1,160 million shares of common stock outstanding on  March 2009.  The holders of
a  majority     of such shares, represented  in person or by proxy,
shall constitute a  quorum     at the Annual  Meeting.  A quorum is
necessary before business may be     transacted at  the Annual
Meeting except that, even if a quorum is not    present, the
Stockholders present in person or by proxy shall have the  power to  adjourn the meeting from time to time until a quorum is
present.   Each   Stockholder entitled to vote shall have the right
to one vote for each   share     of common stock outstanding in
such Stockholder's name.     Directors are to be elected by a
plurality of the votes cast at the   Annual Meeting. With respect
to any other matter that may properly be   brought    before the
Annual Meeting, the affirmative vote of a majority of the votes cast by Stockholders entitled to vote thereon is required to take action, unless a greater percentage is required either by law or by the Company's certificate of incorporation or by-laws. In
determining the number of  votes     cast with respect to any
voting  matter, only those cast "for" or  "withhold     authority"
are included.

Abstentions will be considered present and entitled to vote at the Annual Meeting but will not be counted as votes cast. Accordingly, abstentions will have no effect on the vote. Similarly, where brokers submit proxies but are prohibited and thus refrain from
exercising   discretionary authority in voting shares on certain
matters for beneficial   owners who have not provided voting
instructions with respect to such  matters (commonly referred to as
"broker non-votes"), those shares will be   considered present and
entitled to vote at the Annual Meeting but will not be counted as votes cast as to such matters and thus will have no effect on the
vote.   Execution and return of the enclosed [COLOR??] Proxy Card
will not  affect   a Stockholder's right to attend the Annual
Meeting and vote in person.  Any  Stockholder that executes and
returns a Proxy Card has the right to revoke   it by giving notice
of revocation to the Secretary of the Company at any   time before
the Proxy is voted.

Unless contrary instructions are indicated on the enclosed
[COLOR??]  Proxy Card, all shares of common stock represented by
valid Proxies   received     pursuant to this solicitation (which
have not been revoked  as  described    above) will be voted

(a) FOR the election of Peter Lindner, and
(b) in favor of the Lindner shareholder proposal to revise the Amex Code of Conduct and
(c) to vote against a director at the discretion of the Proxy holder(s), on such other business as may properly come before the Annual Meeting, including any adjournment(s) or postponements(s) thereof.

  IF YOU WISH TO VOTE FOR PETER LINDNER, YOU MUST EXECUTE AND RETURN THE ENCLOSED [COLOR??] PROXY CARD AND SHOULD NOT EXECUTE OR
RETURN THE  COMPANY'S     PROXY CARD.     DO NOT RETURN ANY PROXY
CARD OTHER THAN THE [COLOR??] PROXY CARD. IF YOU RETURN MORE THAN ONE PROXY CARD THERE IS A RISK THAT YOUR SHARES WILL NOT BE
VOTED AS YOU DESIRE, BECAUSE ONLY THE LATEST DATED PROXY CARD YOU
SUBMIT   COUNTS.

 EVEN AFTER YOU HAVE SUBMITTED YOUR PROXY, YOU MAY CHANGE YOUR VOTE
AT
ANY TIME BEFORE THE MEETING BY SENDING A DULY EXECUTED PROXY WITH A
LATER
DATE TO ______________________ AT THE ADDRESS ON THE BACK COVER.
IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK OR NOMINEE ON THE RECORD DATE, ONLY IT CAN VOTE YOUR SHARES AND ONLY
UPON   RECEIPT OF YOUR SPECIFIC INSTRUCTIONS.

PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT    AND GIVE
INSTRUCTIONS FOR YOUR SHARES TO BE VOTED ON THE [COLOR??]  PROXY
CARD
FOR PETER LINDNER.
YOUR VOTE AT THIS YEAR'S ANNUAL MEETING IS ESPECIALLY IMPORTANT.

PLEASE SIGN AND DATE THE ENCLOSED [COLOR??] PROXY CARD AND RETURN
IT  IN  THE     ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY.

INFORMATION CONCERNING PERSONS WHO MAY SOLICIT PROXIES

Under the applicable regulations of the Securities and Exchange Commission, Mr. Lindner is deemed to be a "participant" in our
solicitation    of proxies.  The name, business address and
principal  occupation of  each of Mr. Lindner appears earlier in
this Proxy  Statement.      Except as described in this Proxy
Statement, neither the Participant nor  any of his respective
affiliates or associates (together, the   "Participant
Affiliates"), (i) directly or indirectly beneficially owns any securities of the Company or of any subsidiary of the Company or
(ii) has had any relationship with the Company in any capacity other than as a Stockholder, with the exception of the lawsuit filed in Federal Court mentioned in the Shareholder Proposal. Furthermore, except as described in this Proxy Statement, neither
the    Participant  nor any Participant Affiliate is a party to any
transaction or      series of transactions since January 1, 2006,
or has knowledge of any     currently proposed transaction or
series of transactions, (i) to which   the  Company or any of its
subsidiaries was or is to be a party, (ii) in   which the  amount
involved exceeds $60,000, and (iii) in which the Participant or Participant Affiliate had or will have, a direct or indirect material interest. Except as described in this Proxy Statement, neither the Participant nor any Participant Affiliate has entered into any agreement or understanding with any person respecting
any (i) future employment by the Company or  its     affiliates or
(ii) any transactions to which the Company or any of its affiliates will or may be a party. Except as described in this
Proxy    Statement, there  are no contracts, arrangements or
understandings by  the   Participant or  Participant Affiliates
within the past year with any  person     with  respect to any
capital stock of the Company.

COST AND METHOD OF SOLICITATION
  Mr. Lindner will bear the cost of this solicitation. While no precise estimate of this cost can be made at the present time, we
currently   estimate     that we collectively will spend a total of
approximately  $5,000 for  our    solicitation of proxies,
including expenditures for attorneys, solicitors and advertising, printing, transportation and related expenses. As of April 1 2009, we have incurred proxy solicitation expenses and legal expenses of approximately $10,000.

We expect to seek reimbursement from the Company for our expenses
in    connection with this solicitation.  In addition to soliciting
proxies  by    mail, proxies may be solicited in person or by
telephone, telecopy, e-  mail or    the Internet.    We will also
reimburse brokers, fiduciaries,   custodians     and other
nominees, as well as persons holding stock for  others who  have
the     right to give voting instructions, for out-of- pocket
expenses incurred  in  forwarding this Proxy Statement and related
materials to, and  obtaining   instructions or authorizations
relating to such materials from, beneficial owners of Company capital stock. We will pay for the cost of these solicitations, but these individuals will receive no additional compensation for these solicitation services. We have retained the proxy
solicitation firm of ADP at customary fees, plus   reasonable out-
of-pocket expenses, to participate in the solicitation of proxies and revocations, up to $1,000. We also have agreed to indemnify _________________ against certain liabilities and expenses.



We estimate that no employees of American Express will be involved in the solicitation of proxies on my behalf, since American
Express has   successfully  filed in Federal Court to stop
communication between Mr. Lindner and any employee of American Express, and has further required that there be no oral communication but if there is written communication, it must be censored and passed through American Express's attorney (the firm of Kelley Drye & Warren LLP).

ADDITIONAL INFORMATION

Certain information regarding common stock held by the Company's directors, nominees, management and 5% stockholders is contained in
the   Company's proxy statement and is incorporated herein by
reference.

Information concerning the date by which proposals of security
holders    intended to be presented at the next annual meeting of
stockholders of   the     Company must be received by the Company
for inclusion in the  Company's  proxy     statement and form of
proxy for that meeting is also  contained in the    Company's proxy
statement and is incorporated herein  by reference.   We assume no
responsibility for the accuracy or completeness of any information contained herein which is based on, or incorporated by reference to, the Company's proxy statement.

PETER LINDNER

[March 27, 2009]

IMPORTANT

PLEASE REVIEW THIS DOCUMENT AND THE ENCLOSED MATERIALS CAREFULLY.
YOUR  VOTE     IS VERY IMPORTANT, NO MATTER HOW MANY OR HOW FEW
SHARES OF  COMMON  STOCK YOU   OWN.
1.     If your shares are registered in your own name, please sign, date
and  mail     the enclosed [COLOR??] Proxy Card to
_____________________.
in the  postage-    paid envelope provided today.

2.  If you have previously signed and returned a proxy card to
American    Express., you have every right to change your vote.
Only your latest  dated card will count.  You may revoke any proxy
card already sent to  American Express Inc.    by signing, dating
and mailing the enclosed [COLOR??] Proxy Card in  the   postage-
paid envelope provided. Any proxy may be revoked at any time prior to the 2009 Annual Meeting by sending a new proxy card to ________________________ or the Secretary of American Express, Inc., or by voting in person at the 2009
Annual Meeting.

3.
If your shares are held in the name of a brokerage firm, bank
nominee  or   Other institution, only it can sign a [COLOR??] Proxy
Card with  respect  to your  shares and only after receiving your
specific instructions.    Accordingly, please sign, date and mail
the enclosed [COLOR??] Proxy Card in the postage- paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give
instructions for a [COLOR??]   Proxy Card to be issued
representing  your shares.

4.  After signing the enclosed [COLOR??] Proxy Card do not sign or
return   the  Company's proxy card unless you intend to change your
vote, because   only   your latest dated proxy card will be
counted.

If you have any questions about giving your proxy or require assistance, please call Mr. Lindner at

____________________________
1-212-979-9647

Moreover, the website mentioned above:
www.AmexTruth.com
will have additional documents, evidence, transcripts, etc, subject only to what Amex can get the Court to disallow, as Amex has tried in the past (and succeeded in April 2007) to stop me from speaking at the Shareholder Meeting, and has tried again this year to stop me (details upon request).


IN OPPOSITION TO THE BOARD OF DIRECTORS OF
AMERICAN EXPRESS COMPANY
PROXY FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF  PETER LINDNER

The undersigned hereby appoints Peter Lindner as proxy for the undersigned with full power of substitution, to vote all shares of
beneficial   interest of American Express, Inc. (the "Company")
which the   undersigned is    entitled to vote at the Company's
2009 Annual Meeting of Stockholders, and any postponements or adjournments thereof, hereby revoking all prior proxies, on the matters set forth below as follows:

  PETER LINDNER RECOMMENDS A VOTE FOR SHAREHOLDER ETHICS PROPOSAL
5.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED.   IF A  CHOICE IS NOT SPECIFIED, THE PROXY WILL BE VOTED
FOR
THE NOMINEE  LISTED BELOW.

[X]    Please mark your votes as in this example.
1.
Election of Peter Lindner as Director whose term expires in 2008:

[  ]FOR  nominee (except as marked  below)
[  ]FOR Shareholder Ethics Proposal (except as marked below)
* WITHHOLD AUTHORITY for all nominees
* FOR  AUTHORITY for CERTAIN nominees

(INSTRUCTION: To withhold authority to vote for one or more nominees, mark
FOR
above and print the name(s) of the person(s) with respect to whom you wish to withhold authority OR for other nominees in the space provided below.)

______________________________________________________________


_______________________________________________________________


2.
To act upon any other matters that may properly come before the meeting.

   PLEASE MARK YOUR VOTES (ON REVERSE SIDE), SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

    Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing
as attorney,   executor,    administrator, trustee or guardian,
please give your full  title.  If a   corporation, please sign in
full corporate name by  President or other    authorized officer.
If a partnership, please sign in partnership name by the authorized person.

Date: April  ________, 2009

______________________________

Signature of Stockholder

_______________________________

Signature of Stockholder

Dates Referenced Herein   and   Documents Incorporated By Reference
This PREC14A Filing

Date

Other Filings


4/1/2009

4, DEF 14A, 8-K